
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 20, 2002


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
                  NEW JERSEY                              001-11906               22-2378738
----------------------------------------------    ------------------------      -------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                                              IDENTIFICATION NO.)

710 ROUTE 46 EAST, SUITE 206, FAIRFIELD, NEW JERSEY                     07004
---------------------------------------------------                     -----
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)
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        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020


                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
                -------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)
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EXPLANATORY NOTE:

      The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed on October 7, 2002 to include unaudited condensed pro forma financial statements in accordance with paragraph (b) (1) of Item 7 of Form 8-K. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on October 7, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(b)   Pro Forma Financial Information

      Measurement Specialties, Inc. unaudited condensed pro forma financial statements at and for the three months ended June 30, 2002 and unaudited condensed pro forma statements of operations for the year ended March 31, 2002, and the notes thereto.


(c)   The following exhibits are filed herewith:

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
EXHIBIT NO.       DESCRIPTION
-----------       -----------
Exhibit 99.1      Measurement Specialties, Inc. unaudited condensed pro
                  forma financial statements at and for the three months ended
                  June 30, 2002 and unaudited condensed pro forma statements of operations for the year ended March 31, 2002, and the notes thereto.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MEASUREMENT SPECIALTIES, INC.
                                     (Registrant)



                                     /s/ John P. Hopkins
                                     ------------------------------------------
Date: December 12, 2002              John P. Hopkins
                                     Chief Financial Officer